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                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and/or Directors of TEXAS EASTERN TRANSMISSION CORPORATION (the "Company"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING and ROBERT W. REED, and each of them, their true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as Officers and/or Directors of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 28th day of March, 1996


/s/  DENNIS HENDRIX                        /s/  GEORGE L. MAZANEC
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Dennis Hendrix                             George L. Mazanec


/s/  FRED J. FOWLER                        /s/  PAUL M. ANDERSON
-------------------------------------      -------------------------------------
Fred J. Fowler                             Paul M. Anderson


/s/  PAUL F. FERGUSON, JR.                 /s/  SANDRA P. MEYER
-------------------------------------      -------------------------------------
Paul F. Ferguson, Jr.                      Sandra P. Meyer
Senior Vice President and                  Vice President
  Chief Financial Officer                  (Principal Accounting Officer)